                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 7, 1999
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                  CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

                   0-21168                         13-3253392
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          (Commission File Number)     (IRS Employer Identification Number)

                  5 East 80th Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (212) 717-6544
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                               Page 1 of 63 pages

                         Exhibit Index located on page 4

                                EXPLANATORY NOTE

    This Current Report on Form 8-K/A-2 amends and restates in their entirety the text of Item 7 of the Company's Current Report on Form 8-K and
     Exhibit 10.1 thereto filed with the Securities and Exchange Commission on June 18, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits:

+10.1 Agreement, dated as of June 7, 1999, between the Company and Datex-Ohmeda, Inc.


+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHROMATICS COLOR SCIENCES
                                  INTERNATIONAL, INC.

                                           By: /s/ Darby S. Macfarlane
                                               ---------------------------------
                                               Name:  Darby S. Macfarlane
                                               Title: Chief Executive Officer

Date: January 28, 2000

                                  EXHIBIT INDEX

Document                                                               Page No.

+10.1   Agreement, dated as of June 7, 1999, between the Company
        and Datex-Ohmeda, Inc.                                             5

+ Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.